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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002


                            Sweetheart Holdings Inc.
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       Delaware                    33-64814                  06-1281287
------------------------    ----------------------     ------------------------
    (State or other           (Commission File              (IRS Employer
     jurisdiction                  Number)               Identification No.)
   of incorporation)


             10100 Reisterstown Road, Owings Mills, Maryland           21117
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            (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:   (410) 363-1111
                                                     ------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.
         -------------------------------

      Pursuant to an agreement, dated as of March 22, 2002 (the "Agreement"), by and among Dennis Mehiel, SF Holdings Group, Inc. ("SF Holdings"), American Industrial Partners Management Company, Inc. ("AIPM"), American Industrial Partners Capital Fund L.P. ("AIP") and the other stockholders of Sweetheart Holdings Inc. (the "Company") signatory to that certain Stockholders' Agreement, dated as of March 12, 1998 (the "Stockholders' Agreement") (together with AIP and any permitted transferee of shares of Class A Common Stock or Class B Common Stock of the Company (the "Shares"), the "Original Stockholders"), all of the outstanding Shares not held by SF Holdings were delivered to SF Holdings and exchanged (the "Exchange") for 96,000 shares of Class C Common Stock of SF Holdings. In addition, concurrently with the Exchange, a designee of Dennis Mehiel purchased 43,503 of the 96,000 shares of SF Holdings Class C Common Stock received pursuant to the Exchange for an aggregate purchase price of $4,500,000 in cash.

      Prior to the Exchange, the Original Stockholders were the beneficial owners of approximately 52% of the outstanding voting securities of the Company. As a result of the Exchange, SF Holdings became the sole beneficial owner of 100% of the outstanding securities of the Company. Pursuant to the terms of the Agreement, the Original Stockholders caused the three nominees of the Original Stockholders who were serving as members of the boards of directors of the Company, Sweetheart Cup Company Inc. ("Sweetheart Cup") and certain other subsidiaries of the Company to resign as directors effective upon the consummation of the transactions contemplated by the Agreement (the "Closing").

      Effective upon the Closing, the Stockholders' Agreement, as well as that certain Stockholders' Rights Agreement, dated as of March 12, 1998, among SF Holdings and the Original Stockholders, were automatically terminated. In addition, AIPM was no longer deemed a party to that certain Second Restated Management Services Agreement, dated as of March 12, 1998, among the Company, Sweetheart Cup, AIPM and SF Holdings, and was deemed to have no further rights or obligations thereunder except pursuant to Sections 7 and 8 thereof.

Item 5.  Other Events.
         ------------

      On March 25, 2002, all of the conditions precedent set forth in Sweetheart Cup's consent solicitation dated February 14, 2002 with respect to its 10 1/2% Senior Subordinated Notes due 2003 (the "Notes") had been satisfied, and the consent solicitation was consummated.

      Specifically, Sweetheart Cup entered into a supplemental indenture to the Indenture governing the Notes (the "Indenture") to amend the definition of "Change of Control" in the Indenture to substitute Dennis Mehiel, Sweetheart Cup's Chairman and Chief Executive Officer, for AIP and to make certain other conforming changes. As a result of the consummation of the consent solicitation, the Notes will begin to accrue interest at 12% per annum as of March 1, 2002, and Sweetheart Cup paid a consent fee to the holders of the Notes who consented prior to the expiration of the consent solicitation.

      On March 25, 2002, pursuant to an Agreement and Plan of Merger, The Fonda Group, Inc. ("Fonda") was merged with and into Sweetheart Cup (the " Merger"), with Sweetheart as


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the surviving  entity and the  outstanding  shares of Fonda were  cancelled.  In connection with the Merger, all of the assets and operations of Fonda were assigned to, and all liabilities of Fonda were assumed by, Sweetheart Cup by operation of law.

      In connection with the Merger, on March 25, 2002, Sweetheart Cup refinanced its senior revolving credit facility with Bank of America, N.A., as agent (the "Senior Credit Facility"), which replaced each of Sweetheart Cup's and Fonda's existing domestic revolving credit and term loan facilities. The Senior Credit Facility has a maturity date of March 25, 2007 and allows for maximum credit borrowings of $235 million, subject to borrowing base limitations and satisfaction of other conditions of borrowing. Borrowings under the Senior Credit Facility, at Sweetheart Cup's election, bear interest at either (i) a bank's base rate revolving loan reference rate plus 0.5% or (ii) LIBOR plus 2.5%. The Senior Credit Facility is collateralized by the Sweetheart Cup's accounts, inventory, general intangibles and certain other assets. The fee for outstanding letters of credit is 2.00% per annum and there is a commitment fee of 0.375% per annum on the daily average unused amount of the commitments.

      Sweetheart Cup, a wholly-owned subsidiary of the registrant, issued a press release on March 26, 2002 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Financial Statements

      The financial statements required by this item as a result of the merger of Fonda with and into Sweetheart Cup on March 25, 2002 shall be filed with the registrant's Form 10-Q to be filed within 45 days of the filing of this Form 8-K.

(b)   Pro Forma Financial Information

      The pro forma financial information required by this item as a result of the merger of Fonda with and into Sweetheart Cup on March 25, 2002 shall be filed with the registrant's Form 10-Q to be filed within 45 days of the filing of this Form 8-K.

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      2.1               Certificate of Merger of The Fonda Group, Inc.
                        ("Fonda") into Sweetheart Cup filed with the Delaware Secretary of State on March 25, 2002.
      2.2 Agreement and Plan of Merger, dated as of March 25, 2002, by and between Fonda and Sweetheart Cup.
      4.1 Second Supplemental Indenture, dated as of March 22, 2002, among the Registrant, Sweetheart Cup and The Bank of New York, as Trustee (the "Trustee") to that certain Indenture, dated as of August 30,1992, by and among the Registrant, Sweetheart Cup and the Trustee.

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

      Exhibit No.       Description
      -----------       -----------

      4.2 Indenture, dated as of February 27,1997, between Fonda and the Trustee in respect of $120 million in aggregate principal amount of 91/2 % Senior Subordinated Notes due 2007 (the" Fonda Indenture") (incorporated by reference to Exhibit 4.1 filed as a part of Fonda's Registration Statement on Form S-4, as amended (File No. 333-24939)).
      4.3 First Supplemental Indenture, dated as of March 25, 2002, between Sweetheart Cup, as successor to Fonda, and the Trustee to the Fonda Indenture.
      99.1 Press release issued by Sweetheart Cup Company Inc., dated March 26, 2002.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SWEETHEART HOLDINGS INC.


                              By: /s/ Hans H. Heinsen
                                  ---------------------------------
                                  Hans H. Heinsen
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting
                                  Officer and Duly Authorized Officer)


Date:  April 9, 2002


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    2.1 Certificate of Merger of The Fonda Group, Inc. ("Fonda") into Sweetheart Cup filed with the Delaware Secretary of State on March 25, 2002.
    2.2 Agreement and Plan of Merger, dated as of March 25, 2002, by and between Fonda and Sweetheart Cup.
    4.1 Second Supplemental Indenture, dated as of March 22, 2002, among the Registrant, Sweetheart Cup and The Bank of New York, as Trustee (the "Trustee") to that certain Indenture, dated as of August 30,1992, by and among the Registrant, Sweetheart Cup and the Trustee.
    4.2 Indenture, dated as of February 27,1997, between Fonda and the Trustee in respect of $120 million in aggregate principal amount of 91/2 % Senior Subordinated Notes due 2007 (the" Fonda Indenture") (incorporated by reference to Exhibit 4.1 filed as a part of Fonda's Registration Statement on Form S-4, as amended (File No. 333-24939)).
    4.3 First Supplemental Indenture, dated as of March 25, 2002, between Sweetheart Cup, as successor to Fonda, and the Trustee to the Fonda Indenture.
    99.1 Press release issued by Sweetheart Cup Company Inc., dated March 26, 2002.



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